POWER OF ATTORNEY
For Executing Form 144


	KNOW ALL BY THESE PRESENTS, that the
undersigned hereby constitutes and appoints each of Sheldon I. Cammaker, Maxine L. Mauricio,
Frank T. MacInnis, Mark A. Pompa, and R. Kevin Matz, signing singly, as a true and lawful attorney-in-fact for the undersigned and until such authority is specifically revoked to:

(1) execute for and on behalf of the undersigned
Form 144, or other comparable or replacement Forms, in accordance with General Rules and Regulations under the Securities Act of 1933 (the "Securities Act Rules");

(2) perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such Form 144, or amendments thereto, or other comparable or replacement
Forms under the Securities Act Rules, and the timely filing of such Form with the United States Securities and Exchange Commission and any other required authority; and

(3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this instrument shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve.

	The undersigned hereby grants to each such attorney-in-fact full power and authority to perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or any substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Securities Act Rules

	IN WITNESS WHEREOF, the undersigned has
caused this instrument to be executed as of this 4th day of December, 2008.


							________/s/ David H. Laidley_____
								        Signature

							________David H. Laidley________
								      Print Name
M:\SEC\POWER OF ATTORNEY-Form144-Laidley.doc